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                                                                 EXHIBIT 10.11.1
                                                                 ---------------

                                CWC INCORPORATED

                               EMPLOYEE AGREEMENT
                      REGARDING INVENTIONS, CONFIDENTIALITY
                               AND NON-COMPETITION
                               -------------------

Graham Williams

June 1, 1998

         In consideration of my employment by CWC Incorporated (the "Company"), I, the above-named Employee, hereby agree with the Company as follows:

     1. DEFINITIONS.

          (a) PROPRIETARY INFORMATION. As used in this Agreement, "Proprietary Information" means information which the Company possesses or to which the Company has rights which has commercial value. Proprietary Information includes, by way of example and without limitation, trade secrets, product ideas, designs, configurations, processes, techniques, formulas, software, improvements, inventions, data, know-how, copyrightable materials, marketing plans and strategies, sales and financial reports and forecasts, lists of present and prospective customers, and information relating to research, development, programming, purchasing, accounting, engineering, merchandising and licensing. Proprietary Information includes information developed by me in the course of my employment by the Company or otherwise relating to Inventions which belong to the Company under Section 4 below, as well as other information to which I may have access in connection with my employment.

          (b) INVENTIONS AND DEVELOPMENTS. As used in this Agreement, "Inventions and Developments" means any and all inventions, developments, creative works and useful ideas of any description whatsoever, whether or not patentable. Inventions and Developments include, by way of example and without limitation, discoveries and improvements which consist of or relate to any form of Proprietary Information.

          (c) COMPANY-RELATED INVENTIONS AND DEVELOPMENTS. For purposes of this Agreement, "Company-Related Inventions and Developments" means all Inventions and Developments which either (a) relate at the time of conception or development to the actual or demonstrably anticipated business of the Company or to its actual or demonstrably anticipated research and development; (b) result from or relate to any work performed for the Company, whether or not during normal business hours; (c) are developed on Company time; or (d) are developed through the use of the Company's Proprietary Information, equipment and software, or other facilities or resources.

          (d) COMPANY. For purposes of this Agreement, all references to the "Company" will be deemed to include the Company and its direct or indirect subsidiaries and affiliates.

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          (e) CONFLICTING PRODUCT. As used in this Agreement, a "Conflicting
Product" means any computer program, product, process, system, or service of any person or organization other than, the Company, in existence or under development, which is the same as, or similar to, or competes with a computer program, product, process, system or service marketed or under development by the Company at any time during my employment with the Company.

          (f) CONFLICTING ORGANIZATION. As used in this Agreement, a "Conflicting Organization" means any person or organization other than the Company which is engaged in or is about to become engaged in the design, research, development, production, marketing, distribution, leasing, licensing, selling, or servicing of a Conflicting Product.

     2. CONFIDENTIAL. I understand and agree that my employment creates a relationship of confidence and trust between me and the Company with respect to
(a) all Proprietary Information, and (b) the confidential information of others with which the Company has a business relationship. The information referred to in clauses (a) and (b) of the preceding sentence is referred to in this Agreement, collectively, as "Confidential Information." At all times, both during my employment with the Company and after its termination, I will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the Company, except as may be necessary in the ordinary course of performing my duties to the Company. The restrictions set forth in this Section 2 will not apply to information which is generally known to the public or in the trade, unless such knowledge results from an unauthorized disclosure by me, but this exception will not affect the application of any other provision of this Agreement to such information in accordance with the terms of such provision. I likewise agree to report to my supervisor immediately any violation of the Company's security measures or prohibited disclosure of Confidential Information by any person or organization. I agree to report to my supervisor immediately the names of any persons or organizations that attempt to obtain Confidential Information from me.

     3. DOCUMENTS, RECORDS, ETC. All documents, records, apparatus, equipment and other physical property, including but not limited to papers, notebooks, manuals, reports, computer files, software, vehicles, tools, keys, entry cards or badges, credit authorizations, user identifications and passwords, whether or not pertaining to Proprietary Information, which are furnished to me by the Company or are produced by me in connection with my employment will be and remain the sole property of the Company. I will return to the Company all such materials and property as and when requested by the Company. In any event, I will return all such materials and property immediately upon termination of my employment for any reason. I will not take with me any such material or property or any copies thereof upon such termination.

     4. OWNERSHIP OF INVENTIONS AND DEVELOPMENTS. I agree that all Company-Related Inventions and Developments which I conceive or develop, in whole or in part, either alone or jointly with others, during the term of my employment with the Company will be the sole property of the Company. The Company will be the sole owner of all patents, copyrights and other proprietary rights in and with respect to such Company-Related Inventions and Developments. To the fullest extent permitted by law, such Company-Related Inventions and Developments will be deemed works made for hire. I hereby transfer and assign to the Company

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any proprietary rights which I may have or acquire in any such Company-Related
Inventions and Developments, and I waive any moral rights or other special rights which I may have or accrue therein. I agree to execute any documents and take any actions that may be required to effect and confirm such transfer and assignment and waiver. The provisions of this Section 4 will apply to all Company-Related Inventions and Developments which are conceived or developed during the term of my employment with the Company, whether before or after the date of this Agreement, and whether or not further development or reduction to practice may take place after termination of my employment, for which purpose it will be presumed that any Company-Related Inventions and Developments conceived by me which are reduced to practice within one year after termination of my employment were conceived during the term of my employment with the Company unless I am able to establish a later conception date by clear and convincing written evidence. The provisions of this Section 4 will not apply, however, to any Inventions and Developments which may be disclosed in a separate Schedule attached to this Agreement prior to its acceptance by the Company, representing Inventions and Developments made by me prior to my employment by the Company.

     5. DISCLOSURE OF INVENTIONS AND DEVELOPMENTS. I agree promptly to disclose to the Company, or any persons designated by it, in writing, all Company-Related Inventions and Developments which are or may be subject to the provisions of
Section 4.


     6. OBTAINING AND ENFORCING PROPRIETARY RIGHT. I agree to assist the Company, at the Company's request from time to time and at the Company's expense, to obtain and enforce patents, copyrights or other proprietary rights with respect to Company-Related Inventions and Developments in any and all countries. I will execute all documents reasonably necessary or appropriate for this purpose. This obligation will survive the termination of my employment, provided that the Company will compensate me at a reasonable rate after such termination for time actually spent by me at the Company's request on such assistance. In the event that the Company is unable for any reason whatsoever to secure my signature to any document reasonably necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agents and attorneys- in-fact to act for me and on my behalf, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by me.


     7. COMPETITIVE ACTIVITIES. During the term of my employment with the Company and for a period of 12 months thereafter (the "Non-competition Period"), I will not, directly or indirectly, whether as owner, partner, shareholder, director, officer, consultant, agent, employee, co-venturer or otherwise: (a) participate in, invest in, organize or assist in organizing, work for or contract with, any Conflicting Organization; or (b) sell or assist in the design, development, manufacture, licensing, sale or support of any Conflicting Product. I understand that the restrictions set forth in this Section 7 are intended to protect the Company's legitimate interest in its Proprietary Information and established customer relationships and goodwill, and agree that such restrictions are necessary, reasonable and appropriate for this purpose.


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     8. THIRD-PARTY AGREEMENTS AND RIGHTS. I hereby confirm that I am not bound by the terms of any agreement with any previous employer or other party which restricts in any way my use or disclosure of information or my engagement in any business, except as may be disclosed in a separate Schedule attached to this Agreement prior to its acceptance by the Company. I have delivered to the Company true and complete copies of any agreements listed on said Schedule. I represent to the Company that my execution of this Agreement, my employment with the Company and the performance of my proposed duties for the Company will not violate any obligations I may have to any such previous employer or other party. In my work for the Company, I will not disclose or make use of any information in violation of any agreements with or rights of any such previous employer or other party, and I will not bring to the premises of the Company any copies or other tangible embodiments of non-public information belonging to or obtained from any such previous employment or other party.

     9. OTHER EMPLOYMENT. During the term of my employment with the Company, I agree to keep the Company informed of any outside employment rendered by me. For a period of one (1) year after the termination of my employment with the Company, I will inform any prospective employer, before accepting such employment, of the terms of this Agreement.

     10. EQUITABLE REMEDIES. I agree that it would be difficult to measure any damages caused to the Company which might result from any breach by me of the terms of this Agreement, and that in any event money damages would be an inadequate remedy for any such breach. Accordingly, I agree that if I breach, or propose to breach, any portion of this Agreement, the Company shall be entitled, in addition to all other remedies that it may have, to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Company.

     11. BINDING EFFECT. This Agreement will be binding upon me and my heirs, executors, administrators and legal representatives and will inure to the benefit of the Company, any subsidiary of the Company, and its and their respective successors and assigns.

     12. ENFORCEABILITY. If any portion or provision of this Agreement is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, will not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. In the event that any provision of this Agreement is determined by any court of competent jurisdiction to be unenforceable by reason of excessive scope as to geographic, temporal or functional coverage, such provision will be deemed to extend only over the maximum geographic, temporal and functional scope as to which it may be enforceable.

     13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Company and myself with respect to the subject matter hereof, and supersedes all prior representations and agreements with respect to such subject matter, This Agreement May not be amended, modified or waived except by a written instrument duly executed by the person against whom enforcement of such amendment, modification or waiver is sought. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by


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any party of any breach of this Agreement, in any particular case will not prevent any subsequent enforcement of such term or obligation or to be deemed a waiver of any separate or subsequent breach.

     14. NOT A CONTRACT OF EMPLOYMENT. I understand that this Agreement does not create any obligation on the part of the Company to continue my employment for any fixed term, and that my employment may be terminated by the Company at any time for any reason, except as may be otherwise provided in a written agreement executed by a duly authorized officer of the Company.

     15. NOTICES. Any notices, requests, demands and other communications provided for by this Agreement will be sufficient if in writing and delivered in person or sent by registered or certified mail, postage prepaid, to me at the last address which I have filed in writing with the Company or, in the case of any notice to the Company, at its main offices, to the attention of its Chief Executive Officer.

     16. GOVERNING LAW. This is a Minnesota contract and shall be construed under and be governed in all respects by the laws of Minnesota, without giving effect to the conflict of laws principles of Minnesota law.

     I UNDERSTAND THAT THIS AGREEMENT AFFECTS IMPORTANT RIGHTS. I HAVE READ IT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY.



                                   /s/ GRAHAM WILLIAMS
                                   ---------------------------------
                                   Signature of Employee


Accepted and Agreed to by
CWC Incorporated

By: /s/ SHIRLEY SPOORS
   ------------------------------
Name:  Shirley Spoors

Title:  Director, Human Resources



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                          SCHEDULE OF PRIOR INVENTIONS
                          ----------------------------

Graham Williams

June 1, 1998












                                 /s/ William Graham
                                 -------------------------------
                                 Employee Signature

Accepted and Agreed to by
CWC INCORPORATED

By: /s/ Shirley Spoors
   -------------------------------
Name:  Shirley Spoors

Title:  Director, Human Resources


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                       SCHEDULE OF THIRD-PARTY AGREEMENTS
                       ----------------------------------

Graham Williams

June 1, 1998









                                 /s/ Graham Williams
                                 ------------------------------
                                 Employee Signature

Accepted by
CWC INCORPORATED

By:    /s/ Shirley Spoors
   -------------------------------
Name:  Shirley Spoors

Title:  Director, Human Resources




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